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                                                                     EXHIBIT 23a



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of NCR Corporation on Form S-8 (file no. 333-18803) of our report dated June 20, 1996, on our audits of the financial statements and schedules of the NCR Savings Plan for the year ended December 31, 1995, which report is included in this Annual Report on Form 11-K.




COOPERS & LYBRAND L.L.P.

Cincinnati, Ohio
June 24, 1997